Exhibit 99.1

Maximizing Shareholder Value Investor Presentation June 2014

Forward Looking Statements This presentation contains, and management may make, certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts may be forward-looking statements. Words such as "may,” “will,” “should,” “could,” “likely,” “anticipates," “intends,” "believes," "estimates," "expects," "forecasts," “plans,” “projects,” "predicts" and “outlook” and similar words and expressions are intended to identify forward-looking statements. Examples of our forward-looking statements include, among others, statements relating to our outlook, our future operating results on a segment basis, growth prospects, our future Adjusted EBITDA and free cash flows, our share repurchase plans, our use of cash and our strategic initiatives. Although they reflect Rockwood’s current expectations, they involve a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied, and not guarantees of future performance. These risks, uncertainties and other factors include, without limitation, Rockwood’s business strategy; our ability to complete our previously announced divestiture; the prospects of and our outlook for our businesses; changes in general economic conditions in Europe and North America and in other locations in which Rockwood currently does business; competitive pricing or product development activities affecting demand for Rockwood’s products; technological changes affecting production of Rockwood’s materials; fluctuations in interest rates, exchange rates and currency values; availability and pricing of raw materials; governmental and environmental regulations and changes in those regulations; fluctuations in energy prices; changes in the end-use markets in which Rockwood’s products are sold; hazards associated with chemicals manufacturing; Rockwood’s ability to access capital markets; Rockwood’s high level of indebtedness; risks associated with negotiating, consummating and integrating acquisitions; risks associated with competition and the introduction of new competing products, especially from the Asia-Pacific region; risks associated with international sales and operations; risks associated with information security and the risks, uncertainties and other factors discussed under "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Rockwood's periodic reports filed with or furnished to the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Agenda Strategy and Business Overview Rockwood’s Overview Corporate Strategy/Management Philosophy Investment Considerations Core Businesses Lithium Surface Treatment Looking Forward 2014 Initiatives & Progress to Date Rockwood Strategy to Further Enhance Shareholder Value Overview of Talison Deal Rationale Appendices

Rockwood Strategy and Business Overview

Rockwood’s Overview Surface Treatment Note: See Appendix for reconciliation of non-GAAP measures. Lithium Continuing Operations FY 2013 LTM 3/31/14 Net Sales(1) $1,378M $1,395M Adjusted EBITDA (1) $323M $327M % Margin 23.4% 23.4% Includes Corporate and Other net sales of $128 million and $129 million, respectively, and Adjusted EBITDA of $(33) million and $(30) million, respectively. Sole dedicated surface treatment business with significant global presence Portfolio approach for balanced and diversified customer base across size, industries and technologies Leading reputation for top customer service, technology know-how and product innovation Robust free cash flow Secure access to low cost significant and diverse long term lithium reserves Integrated business model from resource to downstream specialty products An industry leading process technology and high quality products Longest history in the business with experienced management FY 2013 LTM 3/31/14 Net Sales $770M $789M Adj. EBITDA $174M $181M % Margin 22.6% 23.0% FY 2013 LTM 3/31/14 Net Sales $479M $477M Adj. EBITDA $182M $176M % Margin 38.0% 36.9%

Corporate Strategy/Management Philosophy Self-sufficient, highly focused and accountable business units with the following characteristics: Global market leadership Technology leadership High Adjusted EBITDA margins of 25%+ Limited exposure to oil-based raw materials pricing Small corporate center Self-sufficient and accountable business units Detailed operating metrics Short term incentive plan based on cash generation Long term equity plan for key executives On-site communication and motivation of all employees Corporate Strategy Management Philosophy Customers – Focus on superior customer service Cash Generation – Deliver superior financial performance, productivity improvement and disciplined redeployment of capital; and Commitment – Target excellence and execution Corporate Culture

Rockwood Investment Considerations Market-leading business niche positions Adjusted EBITDA margins of 25%+ Strong free cash flow Solid balance sheet with no net debt Goal of 20% average annual EPS growth Shareholder-aligned management team with meaningful equity ownership

Core Businesses: Lithium and Surface Treatment

Diversity. Flexibility. Results. Low Cost Producer Long-Term Reserves with High Lithium Concentration Integrated Business Model for Upstream and Downstream Production Lithium: #1 Global Integrated Producer of Lithium Compounds & Chemicals

Rockwood Lithium: #1 Global Integrated Producer of Lithium Compounds & Chemicals Secure access to significant and diverse long term lithium reserves Second largest brine producer globally with operations in U.S. and Chile Largest spodumene mine, with acquisition of 49% in Talison in Australia Lowest cost producer due to high quality brine Integrated business model from resource to downstream specialty products with a strong focus on in-house R&D in close cooperation with our customers and their specific needs based on our global R&D network Industry leading process technology and high quality products with capability for scale of production for more than a century Deep and experienced management team

Broadest portfolio of Lithium specialty compounds worldwide based on technological leadership Backward integration secures strongest strategic raw material position combined with R&D and production sites worldwide Volume growth in most product groups and markets result in increasing margins due to production cost leadership Inhouse R&D create, test and produce customer-oriented state-of-the-art innovations and next generation products Organometallics Organometallics New Johnsonville, TN, USA Raw Materials Silver Peak, NV, USA Raw Materials Salar de Atacama, Chile Li-Salts, Battery Products Antofagasta, Chile Li-Salts, Battery Products Kings Mountain, NC,USA Taichung, Taiwan Li-Salts, Battery Products, Organometallics Langelsheim, Germany Headquarters, Global R&D Frankfurt, Germany Global Market Reach Raw Materials 49% interest in Talison spodumene mine Perth, Australia

Lithium – Net Sales & Adjusted EBITDA Note: See Appendix for reconciliation of non-GAAP measures and results of total Rockwood from continuing operations. Adjusted EBITDA Net Sales [$M] [$M] Margin % Adjusted EBITDA Net Sales [$M] [$M] Margin % Adjusted EBITDA Net Sales [$M] [$M] Margin % 302 324 391 436 357 397 457 474 479 477 116 119 2005 2006 2007 2008 2009 2010 2011 2012 2013 LTM 3/2014 Q1 2014 Q1 2013 91 109 146 181 141 144 170 182 182 176 41 47 2005 2006 2007 2008 2009 2010 2011 2012 2013 LTM 3/2014 Q1 2014 Q1 2013 Adjusted EBITDA Net Sales [$M] [$M] 30.3% 33.8% 37.4% 41.5% 39.5% 36.4% 37.3% 38.3% Margin % 36.9% 39.6% 35.5% 37.9%

Organo- metallics Lithium Metal Special Salts Pharmaceuticals Pharmaceuticals Glass Ceramics Grease CO2 Absorption Elastomers Aluminum Li Primary Batteries Electronic Materials Cement Al-Alloys Mining Agrochemicals Li-Ion Batteries Li-Ion Batteries Scintillation Industrial Catalysis Airbag Ignition Lithium: Key Upstream and Downstream Products and Applications Electronics Lithium Carbonate Lithium Hydroxide 2013 Net Sales by Products: Organometallics and Lithium Metal – 47%; Lithium Salts (Lithium Carbonate, Lithium Hydroxide, Potash) – 39%; Special Salts – 14%.

Li-Acetylide Methyl- lithium Phenyl- lithium LDA LHS Li-t- Butoxide Li- Methoxide Li- Hydride Li-tri (t-butoxy)- alanate Li- Amide Li- Salicylate Li- Citrate Li- Benzoate Li- Acetate Li- Zeolite Potash Bischofite Li- Sulphate Li- Nitrate Li- Phosphate Li- Silicate Li-Tetra- borate Li- Chromate Sabalith Li- Nitride Li- Bromide Li- Fluoride Li- Peroxide CO2- Absorption Products Li- Iodide Li- Perchlorate LiBOB Anodes Foils Lithium Chloride Brines Butyl- lithium Li- Alanate Lithium Metal Life-Science Products Battery Products Other Products Lithium Carbonate Lithium Hydroxide Ores (Spodumene) “The Lithium Tree”

Lithium Net Sales Source: Company 2013 estimates. Competitors FMC Corporation Sociedad Quimica y Minera de Chile S.A. Tianqi Lithium Major Customers Syngenta AG Umicore Group Samsung SDI Co. Ltd. Bayer Crop Science Royal DSM N.V. ROC Net Sales by End-Market ROC Net Sales by Product Organo - metallics and Lithium Metal 47% Lithium Salts (Lithium Carbonate, Lithium Hydroxide, Potash) 39% Special Salts 14% Pharma & Agriculture 32% Chemicals & Plastics 24% Batteries 12% Other 32%

E-mobility Batteries (Automotive) Grid Power Storage Step Change Growth (++GDP) Consumer Electronics Batteries Polymers Electronic Materials High Growth (+GDP) Normal Growth (GDP) Pharmaceuticals & Agrochemicals Greases Building Products Lithium Growth

Lithium Historical Market Development Source: Rockwood Lithium estimates ‘*Other Applications’ include air treatment, Aluminum production, rubbers *

Potential Lithium Demand Volume Scenarios Source: Rockwood Lithium estimates and market surveys from BCG, Bloomberg, Avicenne, Roland Berger, Pike Research, Frauenhofer IST, Deutsche Bank Research, McKinsey, CTI, Anderman, JD Powers Glass & Ceramics Lubricating Greases Other Applications Portable Batteries 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 2012 2013 2014 2015 2016 2017 2018 2019 2020 Automotive high Automotive low Automotive aver.

Potential LCE Demand for Lithium Battery (LIB) Market

Application	Lithium Carbonate Content
Cell Phone	3 grams ~ 0.1 oz
Notebook	30 grams ~ 1.0 oz
Power Tool	30-40 grams ~ 1.0-1.4 oz
Hybrid (HEV) 3kWh	3.5 lbs
Plug-in Hybrid (PHEV) 15 kWh	26 lbs
Electrical Vehicle (BEV) 25 kWh	44 lbs


Lithium Carbonate Equivalent in Metric tons
200,000
150,000
100,000
50,000
0
2012
2013
2014
2015
2016
2017
2018
2019
2020
High Scenario Automotive
Avg Low-High Automotive
Low Scenario Automotive
Portable Battery

Source: Rockwood Lithium estimates and market surveys from BCG, Bloomberg, Avicenne, Roland Berger, Pike Research, Frauenhofer IST, Deutsche Bank Research, McKinsey, CTI, Anderman, JD Powers

Rockwood Powered by Lithium



18

E-Mobility – BEV and PHEV Market Development Source: Bloomberg New Energy Finance, Rockwood Lithium * Estimate based on 71 MM global new car sales in 2012; HEV new car sales of 875,000 in 2010, 715,000 in 2011, 1.7 million in 2012, and estimated 1.8 million in 2013 Expected Drivers: BEV and PHEV sales trends increase significantly, following on societal growing adoption of non-conventional cars (i.e., HEV) Global incremental increase of EV new car sales driven by US, Japan, and Europe Switch from conventional to alternative fuel vehicles as % of new sales driven by increased number of models available Available Number of BEV/PHEV Models Source: CFA‚ On the road to 54 MPG, April 2013 New Sales by Region Best Selling EVs in 2013: Nissan Leaf (48,000 units) GM Volt (28,000 units) Tesla Model S (24,000 units) Toyota Prius PHV (21,000 units) 0.3% EVs of 74 MM new car sales in 2013 New Sales 2010-2013

E-Mobility – Total EV Market Expectations by 2020 Source: Bloomberg New Energy Finance, Rockwood Lithium estimates NOTES: *Assumes mid-point of 80-120 MM projection 2020 of global new car sales and ‘automotive average’ scenario; **Calculated Assuming EV: 25 kWh; PHEV: 15 kWh; HEV: 3 kWh; LIB-share HEV: 40% (2020); ***Conversion factor 0.8 kg LCE / kWh Total New EV Car Sales Installed Battery Capacity** LCE Demand*** Expected Drivers: Increase in HEV conversion from nickel hydride to lithium battery Increased financial incentives and charging infrastructure accelerates conversion from conventional vehicles to non-conventional battery and plug-in battery vehicles Increase in PHEV car sales volumes demand same LCE volumes as with lower BEV car volume sales 2020: 4-4.5% EVs of 100 MM* new car sales 2013: PHEV: 5% HEV: 89% BEV: 6% 2013 E: PHEV: 30% HEV: 3% BEV: 67% 2013 E: PHEV: 30% HEV: 3% BEV: 67% BEV Dominant BEV Dominant PHEV/HEV Dominant PHEV/HEV Dominant

Electromobility Value Chain: Cooperation with Many Key Players!

- Lithium is not the cost driver for electromobility



Base Material

Rockwood Lithium



Active Materials Cathode

Umicore
Samsung
Panasonic
Nichia, Easpring
BASF, Clariant
Hunan Reshine



Battery Cell

BAK
PEVE
LG Chem
LiTec
Panasonic
AESC
Leclanché



Battery Pack Assembly

SK Continental
Accumotive
Cobasys
Toshiba



Automotive OEM

Toyota
GM, BMW
Honda
Nissan
Daimler
Volkswagen
Hyundai
PSA

Tesla (Battery Pack Assembly and Automotive OEM)

Lithium Energy Japan
Bosch
BYD, B456
(Battery Cell and Battery Pack Assembly)

Approx. Cost per kWh	1-3%	→	10-20%	→	55-65%	+	35-45%	=	100%

Image sources: webpages GM, Tesla, BASF

Rockwood Powered by Lithium
21

Surface Treatment: 2nd largest global producer of products & services for metal processing Growing market share due to innovation and customer relationships and reputation Strong free cash flow generation

Surface Treatment Locations * * Non-production sites include sales, administration, R&D

Surface Treatment Markets



Automotive OEM
Globally harmonized technologies available for NDT products, inhibitors, conversion coatings, cleaners, coolants, activating and passivating agents and maintenance chemicals.



Aerospace
Sealants and sealant removers, NDT products and equipment, corrosion protection, cleaners, pretreatment and paint strippers for airframe, aircraft operation and aero-engine applications.



Automotive Components
Broad portfolio of technologies from cleaners to conversion coatings for all kinds of components and substrates, such as steel or aluminium wheels, bumpers or diesel injection systems.



Coil
A variety of technologies for coil coating and galvanizing processes. Prepainted and passivated metal sheets are used in automotive, building, electrical and packaging industries.



Metal (Cold) Forming
Tube industry (from the blank tube to the precision tube), wire industry (from cold heading to spring steel wire) and cold extrusion (complex geometries extruded net shape).



General Industry
Broad portfolio of metal pretreatment technologies for all kinds of applications such as furniture, garden fences, trains, electrical cabines and many more.



Heavy Equipment
Eco-friendly and efficient technologies ensure an excellent and long-term surface quality for off-road vehicles, construction equipment, industrial machines and agricultural vehicles.



Appliances, HVAC
Broad portfolio eco-friendly, nickel-free and chrome-free processes – from cleaners, conversion coatings, paint detackification to maintenance chemicals.



Metal Packaging
High efficient cleaners, conversion treatments and mobility enhancers for the aluminium beverage can manufacturing.



Aluminium Finishing
Pretreatment technologies, anodizing processes and service products ensure an excellent surface in the architectural and construction industry.

Rockwood Powered by Lithium



24

Chemetall: #2 Largest Global Producer of Products & Services for Metal Treatment Sole dedicated surface treatment business with significant global presence Portfolio approach for balanced and diversified customer base across size, industries and technologies Leading reputation for top customer service, technology know-how and product innovation Robust free cash flow

Surface Treatment – Net Sales & Adjusted EBITDA Note: FY 2008 on a proforma basis including bolt-on acquisitions. See Appendix for reconciliation of non-GAAP measures and results of total Rockwood from continuing operations. 471 522 594 724 564 662 743 723 770 789 204 185 2005 2006 2007 2008 PF 2009 2010 2011 2012 2013 LTM 3/2014 Q1 2014 Q1 2013 69 82 98 120 86 124 151 155 174 181 46 40 2005 2006 2007 2008 PF 2009 2010 2011 2012 2013 LTM 3/2014 Q1 2014 Q1 2013 Adjusted EBITDA Net Sales [$M] [$M] 14.7% 15.8% 16.5% 16.6% 15.2% 18.7% 20.3% 21.5% Margin % 22.6% 23.0% 22.8% 21.4%

Surface Treatment – Net Sales Source: Company 2013 estimates. Competitors Henkel AG & Co. KGaA Nihon Parkerizing Co., Ltd. PPG Industries, Inc. Nippon Paint Co., Ltd. Major Customers Daimler AG ArcelorMittal Volkswagen AG European Aeronautic Defense & Space Company (EADS) N.V. Ford Renault-Nissan ROC Net Sales by End-Market General Industry 37% Automotive OEM 17% Aerospace 15% Automotive Components 11% Coil 10% Cold Forming 7% Aluminium Finishing 2%

Surface Treatment – Estimated Market Share Market Share by Segment Estimated Total Market Chemetall Net Sales Automotive $ 800 million $ 136 million Auto Components $ 250 million $ 69 million Wheels $ 85 million $ 20 million Can $ 85 million $ 2 million Metal Working $ 650 million $ 58 million Aluminum Finishing $ 250 million $ 17 million Source: Company 2013 estimates. 2013 2007

Looking Forward: Further Enhancing Shareholder Value

2014 Strategic Initiatives: Deliver Shareholder Value and Drive Growth Initiatives Progress Update* Launch new $500 million share repurchase program Repurchased year to date (May 2) nearly 1.7 million shares for average price of $71.95/ps Estimated dividend yield in range of 2.8% to 3.2% Declared $0.45/ps in February Complete acquisition of 49% interest in Talison Closed on May 28, 2014 Strengthens further Rockwood’s #1 position as a leading global integrated producer of lithium compounds and chemicals Close on sale of TiO2 and four other non-strategic businesses to Huntsman Cooperatively working with Huntsman to support EU commission phase II review with expected close in Q3 2014 Deliver on target Adjusted EBITDA margins Solid start to first quarter Allocate excess cash on hand for accretive investments Initiated asset sale offer to enable maximum flexibility for redeployment of cash for reinvestments and/or return of capital to shareholders *As of May 7, 2014 Q1 Earnings Conference Call and Webcast

Rockwood Strategy to Further Enhance Shareholder Value Focus Portfolio Focus On Growth & Productivity Improve Financial Ratios Invest in The Business Drive top tier growth in core businesses: Lithium and Surface Treatment Allocate a significant amount of our cash on hand to: Promote organic growth; and Make acquisitions that are accretive, create value, and meet Rockwood’s strategic criteria: Leading global market position with #1 or #2 market share Adjusted EBITDA margin of 25%+ Global industry technology leader Limited exposure to oil-based raw materials Continue return of capital to shareholders Announced (November 12) new share repurchase authorization of up to $500 million over the next 2 years Targeted dividend yield of 2.8% to 3.2%

Secure access to another significant lithium reserve, in addition to our resources in the U.S. and Chile; Talison’s mine is estimated to be the world’s largest and richest source of spodumene lithium Forms joint venture with China’s leading lithium company A totally logical use of cash on hand in our core business consistent with our strategic plan Accretive financially upon close of transaction (May 2014) Talison Acquisition is a Perfect Match to Our Strategic Criteria for Acquisitions Market-leading business niche positions Technology leadership Adjusted EBITDA margins in the mid-30% Strong Free Cash Flow Limited exposure to oil-based raw materials OWNERSHIP OF 49% Transaction Rationale Investment Criteria

Maximizing Shareholder Value Investor Presentation June 2014

Appendices

Recycling (Recycling of Lithium from Battery Materials) Brines from Salars Minerals (Spodumene, Hectorite, Jadarite) Main Sources for Lithium Flexible production opportunities in Chile and the U.S.A. Additional resources in Australia upon close of Talison, post regulatory approval Strong technology position in EU and the U.S.A.

Atacama, CHILE Foote Mineral, now Rockwood Lithium was the pioneer developer of brine recovery systems most experienced Volcanic activity & weathering of volcanic rocks release lithium resulting in unique resources Desert environment to evaporate water and concentrate lithium salts enabling use of solar evaporation Closed geologic basins resulting in some of the highest lithium concentrations globally Good chemistry to allow further concentration and processing at low cost Silver Peak, NEVADA Rockwood’s Lithium Brine Sources

Talison produces lithium-bearing mineral spodumene and produces lithium concentrate at Greenbushes, Australia, located approximately 250 kilometers south of Perth Talison owns the largest spodumene mine worldwide with 61.5Mt of proven and probable mineral reserves at 2.8% Li2O(1), with current mine life of 40 years Low cost producer of technical and chemical grade lithium concentrates Technical-grade lithium concentrates which have low iron content for use in the manufacture of, among other applications, glass, ceramics and heat-proof cookware High-yielding chemical-grade lithium concentrate which is used as raw material to produce lithium chemicals which form the basis for manufacture of, among other applications, lithium-ion batteries for laptop computers, mobile phones, electric bicycles and electric vehicles Talison supplies the majority of China’s lithium concentrate needs As of September 2012. Source: NI43-101 Technical Report dated December 21, 2012 Australia Rockwood’s Interest in Talison’s Lithium Spudomene Resources Greenbushes,AUSTRALIA

Specific Energy & Energy Density of Secondary Batteries Battery Material Characteristics (size & weight) Source: Prismark Partners LLC 100 0 0 50 100 150 200 250 200 300 400 Pb-Acid Ni-Cd Ni-MH Li-ion, Li-ion polymer Energy Density (Wh/l) Specific Energy (Wh/kg) kc107.249jp-energy1 Lighter Smaller SPECIFIC ENERGY AND ENERGY DENSITY OF SECONDARY BATTERIES

Specific Energy (Wh/kg) & Power (w/kg) of Secondary Batteries Battery Material Characteristics (power & storage) Source: Prismark Partners LLC 500 1000 1500 2000 2500 3000 0 0 50 100 150 200 250 Pb-Acid Ni-Cd Ni-MH Li-ion, Li-ion polymer Specific Power (W/kg) Specific Energy (Wh/kg) kc107.249jp-energy2 Run Time Power Burst POWER AND ENERGY OF SECONDARY BATTERIES

Other Financial Information and Reconciliations

ROC Investing in the Business: Maintenance and Growth Capital Expenditures for Continuing Operations Note: Lithium CapEx numbers for periods 2013, 2012, 2011 and 2010 are net of government grants of $2.2M, $9.4M, $16.0M and $3.2M, respectively. ($ in millions) % of Net Sales 4.8% 4.0% 8.3% 10.7% 12.5% 11.4% 11.6% $49 $47 $112 $141 $172 $40 $39 $24 $30 $76 $98 $145 $35 $35 $21 $15 $24 $34 $24 $5 $4 $5 $3 $12 $9 $4 2009 2010 2011 2012 2013 Q1 2014 Q1 2013 Corporate and Other Surface Treatment Lithium

Consolidated Net Debt ($M) December 31, 2013 March 31, 2014 LTM Adj EBITDA: Continuing Operations 323.3 326.7 Discontinued Operations 270.3 227.3 Total LTM Adj EBITDA $593.6 $554.0 Net Debt (a) Sr. Sub. Notes 1,250.0 1,250.0 Other Debt 53.9 52.4 Total Debt $1,303.9 $1,302.4 Cash (1,524.6) (1,462.6) Net Debt -$220.7 -$160.2 Net Debt / LTM Adj. EBITDA -0.37 x -0.29 x Secured Debt / LTM Adj. EBITDA 0.07 x 0.09 x Note: Above amounts include discontinued operations. (a) All Euro denominated debt is converted at the balance sheet rate ($1.37 at Dec. 31, 2013 and $1.38 at Mar. 31, 2014)

ROC Free Cash Flow (a) Note: See Appendix for reconciliation of non-GAAP measures. ($M) First Quarter 2014 FY 2013 Total Adjusted EBITDA $128.7 $593.6 WC Change (b) (83.1) 50.2 Cash Taxes (12.9) (86.6) Cash Interest (0.8) (93.1) Adjusted Cash From Operating Activities (c) $31.9 $464.1 CAPEX (82.8) (354.0) Proceeds on Sale of Assets 0.4 2.9 Free Cash Flow (a) (d) $(50.5) $113.0 ($M) First Quarter 2014 FY 2013 Net Cash Provided by Operating Activities $20.5 $360.3 CAPEX (82.8) (354.0) Acquisition and disposal costs 7.8 60.2 Restructuring charges 2.3 20.2 Excess tax benefits from stock-based payment arrangements 1.0 17.0 Other 0.7 9.3 Free Cash Flow (a) (d) $(50.5) $113.0 (a) (b) (c) (d) Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income taxes payable and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures. Excludes $11.4 million and $103.8 million for first quarter 2014 and full year 2013, respectively, for the cash impact of adjustments made to EBITDA under the former senior secured credit agreement and indenture governing the Senior Notes due in 2020. Free Cash Flow excludes share repurchases of $7.3 million and $400.0 million in the first quarter 2014 and full year 2013, respectively, and dividends paid of $33.3 million and $127.6 million in the first quarter 2014 and full year 2013, respectively. Free cash flow includes discontinued operations.

Net Sales and Adjusted EBITDA by Segment Note: The above tables represent continuing operations from 2009 to present. See reported results in our filings with the SEC for information on discontinued operations. ($ in millions) 2009 2010 2011 2012 2013 2013 2014 Lithium 357.3 $ 397.1 $ 456.5 $ 474.4 $ 479.4 $ 118.5 $ 115.8 $ Surface Treatment 564.0 662.0 743.2 723.2 770.2 184.5 203.7 Other 89.9 119.4 154.4 126.2 128.2 34.1 35.0 Net sales 1,011.2 $ 1,178.5 $ 1,354.1 $ 1,323.8 $ 1,377.8 $ 337.1 $ 354.5 $ ($ in millions) 2009 2010 2011 2012 2013 2013 2014 Lithium 141.2 $ 144.4 $ 170.2 $ 181.9 $ 181.8 $ 46.9 $ 41.1 $ Surface Treatment 85.7 124.1 151.0 155.2 174.3 39.5 46.4 Other (2.9) (33.6) (37.2) (16.0) (32.8) (9.0) (6.7) Adjusted EBITDA from cont. ops. 224.0 $ 234.9 $ 284.0 $ 321.1 $ 323.3 $ 77.4 $ 80.8 $ Year ended December 31, Net Sales Three months ended March 31, Adjusted EBITDA from Continuing Operations Year ended December 31, Three months ended March 31,

Inc. from Cont. Ops. To Adjusted EBITDA – Q1 2014 and 2013 Surface Corporate Lithium Treatment and other Three months ended March 31, 2014 Income (loss) before taxes from continuing operations 28.1 $ 34.2 $ (27.8) $ 34.5 $ Interest (income) expense, net (0.2) 3.0 11.4 14.2 Depreciation and amortization 11.5 7.7 6.0 25.2 Restructuring and other severance costs 3.5 0.6 - 4.1 Systems/organization establishment expenses 0.2 0.1 - 0.3 Acquisition and disposal costs - 0.3 0.8 1.1 Foreign exchange (gain) loss on financing activities, net (2.1) (0.2) 2.9 0.6 Other 0.1 0.7 - 0.8 Adjusted EBITDA from continuing operations 41.1 $ 46.4 $ (6.7) $ 80.8 $ Three months ended March 31, 2013 Income (loss) before taxes from continuing operations 30.4 $ 27.2 $ (50.3) $ 7.3 $ Interest expense, net 0.7 3.0 19.7 23.4 Depreciation and amortization 11.1 7.9 3.4 22.4 Restructuring and other severance costs 3.9 2.2 0.2 6.3 Systems/organization establishment expenses 0.1 0.6 - 0.7 Acquisition and disposal costs 0.1 - 1.7 1.8 Foreign exchange loss (gain) on financing activities, net 0.6 (1.9) 16.4 15.1 Other - 0.5 (0.1) 0.4 Adjusted EBITDA from continuing operations 46.9 $ 39.5 $ (9.0) $ 77.4 $ ($ in millions) Total

Inc. from Cont. Ops. To Adjusted EBITDA – FY 2013 and LTM 3/31/14 Surface Corporate Lithium Treatment and other Twelve months ended December 31, 2013 Income (loss) before taxes from continuing operations 114.5 $ 131.6 $ (200.7) $ 45.4 $ Interest expense, net 1.6 11.8 68.9 82.3 Depreciation and amortization 46.0 31.4 16.1 93.5 Restructuring and other severance costs 8.2 6.0 3.3 17.5 Systems/organization establishment expenses 1.1 1.0 0.1 2.2 Acquisition and disposal costs 0.1 2.8 6.0 8.9 Loss on early extinguishment/modification of debt 2.2 3.1 10.2 15.5 Asset write-downs and other 4.0 0.1 - 4.1 Gain on previously held equity interest - (16.0) - (16.0) Foreign exchange loss on financing activities, net 4.1 1.2 61.8 67.1 Other - 1.3 1.5 2.8 Adjusted EBITDA from continuing operations 181.8 $ 174.3 $ (32.8) $ 323.3 $ Twelve months ended March 31, 2014 Income (loss) before taxes from continuing operations 112.2 $ 138.6 $ (178.2) $ 72.6 $ Interest expense, net 0.7 11.8 60.6 73.1 Depreciation and amortization 46.4 31.2 18.7 96.3 Restructuring and other severance costs 7.8 4.4 3.1 15.3 Systems/organization establishment expenses 1.2 0.5 0.1 1.8 Acquisition and disposal costs - 3.1 5.1 8.2 Loss on early extinguishment/modification of debt 2.2 3.1 10.2 15.5 Asset write-downs and other 4.0 0.1 - 4.1 Gain on previously held equity interest - (16.0) - (16.0) Foreign exchange loss on financing activities, net 1.4 2.9 48.3 52.6 Other 0.1 1.5 1.6 3.2 Adjusted EBITDA from continuing operations 176.0 $ 181.2 $ (30.5) $ 326.7 $ ($ in millions) Total

Inc. from Cont. Ops. To Adjusted EBITDA – Lithium and Surface Treatment Lithium ($ in millions) 2005 2006 2007 2008 2009 2010 2011 2012 2013 Income from continuing operations before taxes 41.4 $ 53.2 $ 89.0 $ 117.9 $ 70.7 $ 85.5 $ 118.0 $ 98.8 $ 114.5 $ Interest expense, net 22.9 26.4 25.7 27.6 27.2 20.7 7.4 3.3 1.6 Depreciation and amortization 26.0 27.6 32.1 36.3 35.2 37.1 41.4 44.2 46.0 Restructuring and other severance costs 0.8 0.8 0.3 1.3 0.5 - 3.2 26.1 8.2 Systems/organization establishment expenses - - - - - - - 0.6 1.1 Loss on early extinguishment/modification of debt - - - - 5.8 0.2 2.9 2.6 2.2 Asset write-downs and other - 0.2 (0.3) 0.2 (0.1) 0.3 0.1 0.1 4.0 Foreign exchange loss (gain) on financing activities, net 0.3 (0.1) (0.6) (2.4) 1.7 0.6 (2.8) 6.2 4.1 Other - 1.3 - - 0.2 - - - 0.1 Adjusted EBITDA 91.4 $ 109.4 $ 146.2 $ 180.9 $ 141.2 $ 144.4 $ 170.2 $ 181.9 $ 181.8 $ Year ended December 31,

Inc. from Cont. Ops. To Adjusted EBITDA – Total Rockwood and Other

Total Rockwood - cont ops.

	Year ended December 31,				
($ in millions)	**2009**	**2010**	**2011**	**2012**	**2013**
Income (loss) from continuing operations before taxes	$ (39.5)	$ (1.6)	$ 85.5	$ 108.1	$ 45.4
Interest expense, net	152.4	135.2	83.1	64.5	82.3
Depreciation and amortization	87.2	85.4	88.0	89.3	93.5
Restructuring and other severance costs	6.9	2.7	11.4	35.3	17.5
Systems/organization establishment expenses	0.8	1.0	0.8	2.0	2.2
Acquisition and disposal costs	0.2	1.1	0.3	(2.1)	8.9
Loss on early extinguishment of debt	26.6	1.6	16.6	12.0	15.5
Asset write-downs and other	2.1	8.4	0.9	0.3	4.1
Gain on previously held equity interest	-	-	-	-	(16.0)
Foreign exchange (gain) loss on financing activities, net	(15.5)	1.3	(3.2)	10.3	67.1
Other	2.8	(0.2)	0.6	1.4	2.8
Adjusted EBITDA from continuing operations	$ 224.0	$ 234.9	$ 284.0	$ 321.1	$ 323.3

Other

	Year ended December 31,				
($ in millions)	**2009**	**2010**	**2011**	**2012**	**2013**
Income (loss) from continuing operations before taxes	$ (118.5)	$ (142.6)	$ (112.8)	$ (82.3)	$ (200.7)
Interest expense, net	91.2	84.2	55.1	45.6	68.9
Depreciation and amortization	16.7	14.7	13.5	13.2	16.1
Restructuring and other severance costs	1.2	0.7	0.2	1.2	3.3
Systems/organization establishment expenses	0.1	-	-	-	0.1
Acquisition and disposal costs	0.1	1.0	0.2	(2.3)	6.0
Loss on early extinguishment of debt	15.6	1.0	8.9	6.4	10.2
Asset write-downs and other	1.8	6.6	0.7	-	-
Foreign exchange loss (gain) on financing activities, net	(11.3)	0.9	(3.4)	1.1	61.8
Other	0.2	(0.1)	0.4	1.1	1.5
Adjusted EBITDA from continuing operations	$ (2.9)	$ (33.6)	$ (37.2)	$ (16.0)	$ (32.8)

Note: The above tables represent continuing operations from 2009 to present. See reported results in our filings with the SEC for information on discontinued operations.

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Net Cash from Operations to Adjusted EBITDA

	Year ended December 31,					Three months ended March 31,		Twelve months ended
($ in millions)	2009	2010	2011	2012	2013	2013	2014	March 31, 2014
Net cash provided by operating activities from continuing operations	$ 363.6	$ 478.0	$ 58.7	$ 149.0	$ 120.8	$ 34.9	$ 28.3	$ 114.2
Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions	(90.6)	(48.5)	100.0	43.2	49.6	6.0	23.9	67.5
Current portion of income tax provision	29.8	36.3	29.9	32.5	44.4	5.2	8.8	48.0
Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives	174.1	158.6	82.2	60.5	77.9	22.1	13.5	69.3
Restructuring and other severance costs	20.3	5.0	11.4	35.3	17.5	6.3	4.1	15.3
Systems/organization establishment expenses	6.3	2.1	0.8	2.0	2.2	0.7	0.3	1.8
Acquisition and disposal costs	3.0	1.3	0.3	(2.1)	8.9	1.8	1.1	8.2
Bad debt provision	(1.2)	1.2	0.1	(0.7)	(0.8)	-	-	(0.8)
Other	4.6	0.4	0.6	1.4	2.8	0.4	0.8	3.2
Discontinued operations	(285.9)	(399.5)	-	-	-	-	-	-
Adjusted EBITDA from continuing operations	$ 224.0	$ 234.9	$ 284.0	$ 321.1	$ 323.3	$ 77.4	$ 80.8	$ 326.7

Note: The years 2009 and 2010 are presented as they have been reported in SEC filings, which include the discontinued operations of the advanced ceramics business (sold in August 2013), the clay-based additives business (sold in October 2013) and TiO2 Pigments and other businesses (under agreement of sale). The Adjusted EBITDA of these discontinued operations are shown on the "discontinued operations" line above.

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